                                                                    EXHIBIT 10.1

                                AMENDMENT NO. 1

                                       TO

                 COMMITTED NOTE PURCHASE AND SECURITY AGREEMENT

The COMMITTED NOTE PURCHASE AND SECURITY AGREEMENT, dated as of May 10, 2002, among NEW CENTURY FUNDING I, a Delaware business trust, UBS WARBURG REAL ESTATE SECURITIES INC., a Delaware corporation, as Purchaser of Notes issued thereunder from time to time, each Person becoming a Noteholder thereunder from time to time, and UBS WARBURG REAL ESTATE SECURITIES INC., a Delaware corporation, as agent for the Purchasers and the Noteholders, is hereby amended (as amended, the "Agreement") by this is Amendment No. 1 dated as of June 15, 2002 (the "Amendment") as follows:

1. Amended Terms. The parties to the Agreement hereby further agree that the definition of Late Certification Sub-Limit is hereby amended with immediate effect to read as follows:

                "Late Certification Sub Limit" shall mean, at any time, an amount equal to $50,000,000.

2. Governing Law. This Amendment, in all respects, shall be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance, without regard to principles of conflicts of law.

3. Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute but one and the same instrument.

4. Merger and Integration. Upon execution of this Amendment by the parties to the Agreement, this Amendment shall be incorporated into and merged together with the Agreement. Except as provided herein, all provisions, terms and conditions of the Agreement shall remain in full force and effect and the Agreement as hereby amended is further ratified and reconfirmed in all respects.

5. Capitalized Terms. Capitalized terms used herein and not defined herein have their respective meanings as set forth in the Agreement.

6. Voting Rights. For the convenience of cross-referencing, reference is hereby made to that certain direction letter of even date herewith (the "Direction Letter") wherein New Century Mortgage Corporation, the Administrator of New Century Funding I under the Administration Agreement and the Depositor under the Trust Agreement, (a) directs Wilmington Trust Company to take all such action with respect to the Trust as is consistent with the terms and conditions of each of the Agreement and the Trust Agreement and (b) thereby represents and warrants that (i) it is the holder of the majority of Voting Rights (as defined in the Trust Agreement) and (ii) the actions to be taken by Wilmington Trust Company pursuant to the Direction Letter and hereunder are authorized by, and do not conflict with, the Transaction Documents.

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7.       Liability. It is expressly understood and agreed by the parties that
         (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding the Trust with respect thereto, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressly or impliedly contained herein, and the right to claim any and all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust hereunder or under any other related documents. Nothing expressed or implied in the preceding sentence, however, shall alter the terms and conditions of Section 5.1 of the Trust Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Agreement to be duly executed and delivered as of the date specified above.



                  [Remainder of page intentionally left blank.]

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                                 NOTE ISSUER

                                 NEW CENTURY FUNDING I

                                 By: WILMINGTON TRUST COMPANY, not
                                    in its individual capacity, but solely as
                                    Owner Trustee under the Trust Agreement

                                 By:       /s/ Rachel L. Simpson
                                    --------------------------------------------
                                    Name:
                                    Title: Administrative Account Manager

                                 Address for Notices:

                                 New Century Funding I
                                 c/o Wilmington Trust Company
                                 Rodney Square North
                                 1100 North Market Street
                                 Wilmington, Delaware  19890
                                 Attention:  Corporate Trust Administration
                                 Telecopy No.:  302-636-4140 or 302-636-4141
                                 Telephone No.:  302-651-1000

                                 With a copy to:

                                 New Century Funding I
                                 c/o New Century Mortgage Corporation
                                 18400 Von Karman, Suite 1000
                                 Irvine, California  92612
                                 Attention:  Stergios Theologides, Esq.
                                 Telecopier No:  (949) 840-7033
                                 Telephone No:  (949) 863-7243





         [Signature page for Amendment No. 1 to Committed Note Purchase and Security Agreement]

                                 AGENT

                                 UBS WARBURG REAL ESTATE SECURITIES INC.

                                 By:       /s/ George A. Mangiaracina
                                    --------------------------------------------
                                    Name:
                                    Title: Executive Director

                                 By:       /s/ Robert Carpenter
                                    --------------------------------------------
                                    Name:
                                    Title: Director

                                 Address for Notices:

                                 1285 Avenue of the Americas
                                 New York, New York 10019
                                 Attention:   Robert Carpenter
                                              George Mangiaracina
                                 Telecopier No: (212) 713-9597
                                 Telephone No: (212) 713-2000


                                 PURCHASER

                                 UBS WARBURG REAL ESTATE SECURITIES INC.

                                 By:       /s/ George A. Mangiaracina
                                    --------------------------------------------
                                    Name:
                                    Title: Executive Director

                                 By:       /s/ Robert Carpenter
                                    --------------------------------------------
                                    Name:
                                    Title: Director



         [Signature page for Amendment No. 1 to Committed Note Purchase and Security Agreement]

                                 Address for Notices:


                                 1285 Avenue of the Americas
                                 New York, New York 10019
                                 Attention:  Robert Carpenter
                                             George Mangiaracina
                                 Telecopier No: (212) 713-9597
                                 Telephone No: (212-713-2000











         [Signature page for Amendment No. 1 to Committed Note Purchase and Security Agreement]